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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-4




Section 7.3 Indenture           Distribution Date:                    11/15/2004
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(i)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

      Amount of the distribution allocable to the principal on the Notes per
       $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)  Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      2,083,200.00
            Class B Note Interest Requirement                        197,108.33
            Class C Note Interest Requirement                        315,037.50
                      Total                                        2,595,345.83

      Amount of the distribution allocable to the interest on the Notes per
       $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.65333
            Class B Note Interest Requirement                           1.87722
            Class C Note Interest Requirement                           2.33361

(iii) Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,260,000,000
            Class B Note Principal Balance                          105,000,000
            Class C Note Principal Balance                          135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                           By:
                                                            --------------------

                                           Name:            Patricia M. Garvey
                                           Title:           Vice President


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